                                                                    Exhibit 10.3

                               AMENDMENT NO. 2 TO
             FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
             -------------------------------------------------------

                  This Amendment No. 2 (this "Amendment") to that certain Fourth Amended and Restated Loan and Security Agreement (as hereinafter defined), is dated as of this 29th day of May 1997 by and among Wastequip, Inc., an Ohio corporation with its principal place of business and chief executive office at 25800 Science Park Drive, Suite 140, Beachwood, Ohio 44122, (the "Company"), WQD, Inc., an Ohio corporation (f/k/a Dempster, Inc., "WQD"), Cusco Fabricators, Inc., an Ohio corporation ("Cusco"), Wastequip Manufacturing Company, an Ohio corporation f/k/a Accurate Industries, Inc. ("WQMC"), the financial institutions party hereto (the "Lenders"), and Sanwa Business Credit Corporation, a Delaware corporation with an office at One South Wacker Drive, 39th Floor, Chicago, Illinois 60606 ("SBCC"), in its individual capacity as a Lender hereunder and as Agent and Collateral Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Company, WQD, Cusco, WQMC, the Lenders and Agent are parties to that certain Fourth Amended and Restated Loan Agreement dated as of February 16, 1996, as amended by that certain Amendment No. 1 to Fourth Amended and Restated Loan and Security agreement dated as of July 31, 1996 (as so amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Fourth Amended and Restated Loan and Security Agreement" or the "Loan and Security Agreement");

                  WHEREAS, the parties hereto wish to modify the Loan and Security Agreement in order to waive and/or reset certain financial covenants and in certain other respects described herein;

                  WHEREAS, the Company acknowledges that, as the parent corporation of each of the Borrowers and WQD, it will receive substantial direct and indirect benefits by reason of this Amendment; and

                  WHEREAS, each of the Borrowers and WQD acknowledges that it will also receive substantial direct and indirect benefits by reason of this Amendment, including, without limitation, by virtue of the various interrelationships among the Borrowers and WQD.

                  NOW THEREFORE, in consideration of the premises and the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Agent or any Lender, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan and Security Agreement.

                  2. WAIVER. Agent and Lenders hereby waive the Event of Default arising solely as a result of Borrower's failure to comply with the provisions contained in Section 7.9(e)(ii) of the Credit Agreement for the quarter ended December 31, 1996 PROVIDED THAT Interest Expense Coverage for such quarter shall have equaled at least 1.75.

                  3. AMENDMENT TO LOAN AND SECURITY AGREEMENT. The parties hereto agree to amend the Loan and Security Agreement as set forth in this
SECTION 3.

                  3.1 AMENDMENT TO NET WORTH COVENANT. SECTION 7.9(b) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                           (b) NET WORTH. The Company, the Borrowers and WQD on
                  a consolidated basis shall, at all times during the periods indicated below, maintain a Net Worth of not less than the amount set forth below opposite such period:


                           PERIOD                                      NET WORTH
                           ------                                      ---------
                  3/31/97 - 6/29/97                                  $14,000,000

                  6/30/97 - 9/29/97                                   14,460,000

                  9/30/97 - 12/30/97                                  14,920,000

                  12/31/97 - 3/30/98                                  15,380,000

                  3/31/98 - 6/29/98                                   15,840,000

                  6/30/98 - 9/29/98                                   16,850,000

                  9/30/98 - 12/30/98                                  17,860,000

                  12/31/98 - remaining term                           18,870,000
                  of Agreement

                  3.2 AMENDMENT TO LIABILITIES TO NET WORTH COVENANT. SECTION 7.9(c) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                           (c) LIABILITIES TO NET WORTH. The Company, the
                  Borrower and WQD on a consolidated basis shall, at all times during the periods indicated below, maintain a ratio of Liabilities to Net Worth not in excess of the ratio set forth below opposite such period:

                           PERIOD                              LIABILITIES TO NET WORTH
                           ------                              ------------------------
                  3/31/97 - 9/29/97                                     5.00

                  9/30/97 - 3/30/98                                     4.50

                  3/31/98 - 6/29/98                                     4.00

                  6/30/98 - 9/29/98                                     2.50

                  9/30/98 - 12/30/98                                    2.25

                  12/31/98 - remaining term                             2.25
                  of Agreement

                  3.3 AMENDMENT OF INTEREST EXPENSE COVERAGE COVENANT. SECTION 7.9(e) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                           (e) INTEREST EXPENSE COVERAGE. The Company shall
                  maintain Interest Expense Coverage of not less than the following amounts for the following periods of time:

                                    (i) As of the end of the quarter ending
                  3/31/97, on a cumulative basis for the period commencing 4/1/96 and ending as of 3/31/97, not less than 1.50 to 1.0.

                                    (ii) As of the end of each quarter from
                  4/1/97 until 12/31/97 on a rolling twelve month basis ending as of the last day of each such quarter during such period, not less than 1.50 to 1.0.

                                    (iii) As of the end of the quarter ending
                  3/31/98 on a twelve month basis ending as of 3/31/98, not less than 1.70 to 1.0.

                                    (iv) As of the end of each quarter from
                  4/1/98 until the termination of this Agreement on a rolling twelve month basis ending as of the last day of each such quarter during such period, not less than 2.25 to 1.0.

                  3.4 AMENDMENT OF FIXED CHARGE COVERAGE COVENANT. SECTION 7.9(f) of the Loan and Security Agreement is hereby deleted in its entirety and the following substituted in its stead:

                           (f) FIXED COVERAGE RATIO. The Company shall maintain
                  a ratio of Adjusted EBITDA to Fixed Charges as of the end of each quarter on a rolling twelve month basis ending on the last day of each such quarter of not less than the ratio set fourth below opposite such quarter:

                  QUARTER ENDING                        ADJUSTED EBITDA TO FIXED CHARGES
                  --------------                        --------------------------------
                  3/31/97                                                .85
                  6/30/97                                                .90
                  9/30/97                                                .80
                  12/31/97                                               .90
                  3/31/98                                               1.00

                  4. REPRESENTATIONS AND WARRANTIES.

                  4.1 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. In order to induce SBCC and the Lenders to enter into this Amendment and to amend the Loan and Security Agreement in the manner provided herein, the Company, WQD and each of the Borrowers represent and warrant to SBCC and the Lenders that:
(i) all of the representations and warranties contained in the Loan and Security Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties relate to an earlier date, in which case they are true as of such date, (ii) after giving effect to this Amendment, no Default or Event of Default exists, (iii) the Company and each Borrower has all requisite corporate power and authority to enter into this Amendment and the Loan and Security Agreement as amended hereby and to perform its obligations thereunder, (iv) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby have been duly and effectively authorized by all necessary corporate action on the part of the Company and each Borrower, (v) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree, (vi) the execution, delivery and performance of this Amendment and the Loan and Security Agreement as amended hereby will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of the Financing Agreements or Obligations of the Company or any of the Borrowers, result in or require the creation of or imposition of any lien, charge, security interest or encumbrance upon any of the properties or assets of any Loan Party under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Loan Party is a party or by which such Loan Party or any of its property may be bound or affected (other than liens created pursuant to the Financing Agreements), (vii) no order, decree or judgment of or in any court of competent jurisdiction makes the execution, delivery or performance of this Amendment or the Loan and Security Agreement as amended hereby illegal and no action, suit, or proceeding shall be pending or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment, and (viii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution, delivery or performance of this Amendment or the Loan and Security Agreement as amended hereby and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.

                  5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. As conditions precedent to the effectiveness of this Amendment, the Agent shall have received the following documents, in form and substance satisfactory to the Agent, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such documents shall have been satisfied:

                           (1) AGREEMENT. Six copies of this Agreement, duly executed by the Company and each Borrower.

                           (2) AMENDMENT TO SUBORDINATED NOTES AGREEMENTS. An execution copy of an amendment to the Banc One Capital Partners Corporation Loan Agreement among Banc One Capital Partners, L.P., an Ohio limited partnership and the successor by merger to Banc One Capital Partners Corporation, the Company and WQMC, and an amendment to the Banc One Capital Partners II, Limited Partnership Loan Agreement among BOCP II, Limited Liability Company, an Ohio limited liability company and the successor by merger to Banc One Capital Partners II, the Company and WQMC, each providing a waiver consistent with that set forth in Section 2 hereof (if any such waiver is required) and amendments to the financial covenants identified in Section 3 hereof, all on terms satisfactory to the Agent and each certified as true and correct by an officer of the Company.

                           (3) OTHER DOCUMENTS. Such other documents as the Agent may reasonably request.

         6. REFERENCE TO AND EFFECT ON LOAN AND SECURITY AGREEMENT.

                  6.1 REFERENCES. Upon the effectiveness of this Amendment each reference in (a) the Loan and Security Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" or "the Loan and Security Agreement," shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan and Security Agreement as amended hereby.

                  6.2 EFFECTIVENESS. Except as specifically amended hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders or agent under any Loan Document, or, except as specifically provided in Section 2 hereof, constitute a waiver of any provision of any Loan Document.

         7. COSTS, EXPENSES AND TAXES; INDEMNITY. The provisions of subsection
2.16 of the Loan and Security Agreement are hereby incorporated by reference as if fully set forth herein mutatis mutandis and made applicable to this Amendment.

         8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective as of the date first above written upon (a) receipt by SBCC of counterparts hereof duly executed by the Company, each Borrower, the Required Lenders and SBCC and (b) satisfaction of the other conditions precedent set forth in Section 5 hereof.

         9. HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

         10. REAFFIRMATION OF LOAN DOCUMENTS AND GUARANTEE.

                  (a) The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan and Security Agreement or the Financing Agreements other than as expressly set forth herein and further agree and acknowledge that the Loan and Security Agreement and each of the Financing Agreements, together with the liens granted pursuant thereto, remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of SBCC in exercising any of its respective rights, remedies, powers and privileges under the Loan and Security Agreement or any of the Financing Agreements or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Loan and Security Agreement.

                  (b) Without limiting the generality of the foregoing, the Company and each Borrower acknowledges, ratifies and affirms that the Guarantee set forth in Section 11 of the Loan and Security Agreement remains in full force and effect notwithstanding the amendments contemplated hereby.

         11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ALL OF THE PROVISIONS OF THE ILLINOIS UNIFORM COMMERCIAL CODE AND BY THE OTHER INTERNAL LAWS AND DECISIONS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


WASTEQUIP, INC.                         SANWA BUSINESS CREDIT
                                        CORPORATION, individually as a Lender
                                        and as Agent

By: /s/ Richard L. Garcia
   ---------------------------------    By: /s/ John P. Thacker
                                           ------------------------------------
Its: Chief Financial Officer
     -------------------------------    Its: Vice President
                                            -----------------------------------

CUSCO FABRICATORS, INC.
                                        HELLER FINANCIAL, INC.,
                                        as Lender
By: /s/ Richard L. Garcia
   ---------------------------------    By: /s/ Maura E. Fitzgerald
                                            -----------------------------------
Its: Treasurer
     -------------------------------    Its: Assistant Vice President
                                            -----------------------------------

WQD, INC.

                                        KEY CORPORATE CAPITAL INC.
By: /s/ Richard L. Garcia               (f/k/a Society National Bank),
   ---------------------------------    as a Lender

Its: Treasurer
    --------------------------------
                                        By: /s/ Michael A. Gasser
                                           ------------------------------------

WASTEQUIP MANUFACTURING                 Its: Assistant Vice President
COMPANY                                     -----------------------------------


By: /s/ Richard L. Garcia
   ---------------------------------

Its: Chief Financial Officer
    --------------------------------